Exhibit 99.1

TERM SHEET ON A PROPOSED $1,000,000 REVOLVING LINE OF CREDIT TO VALUE EXCHANGE INTERNATIONAL, INC. As of June 24, 2022 This term sheet sets out the legally binding terms for transactions between the Parties as defined hereunder ("Term Sheet"). PARTIES 1. American Pacific Bancorp, Inc., a Texas corporation, having its primary office at 1400 Broadfield Blvd., Suite 100, Houston, Texas 77084 (hereinafter referred to as "APB" or "Lender") 2. Value Exchange International, Inc., a Nevada corporation, having its primary office at Unit 602, Block B, 6 Floor, Shatin Industrial Centre, 5-7 Yuen Shun Circuit, Shatin, N.T., Hong Kong (hereinafter referred to as "VEIi" or Borrower") (APB and VEIi shall each be known as a "Party", and collectively the "Parties".) OVERVIEW OF On the terms of and subject to the conditions of this Term Sheet, the Lender shall grant the FUNDING Borrower a Revolving Line of Credit up to One Million and No/100 Dollars (US $1,000,000) (the "Loan"). PURPOSE To provide financing for working capital purposes. The use of proceeds from this Loan will be to fund the development and expansion of VEIi's business and other purposes stated below. TRANSACTION Primary terms of the Loan: Credit Amount: Up to US $1,000,000.00. Type: Revolving Line of Credit Maturity: Two (2) years from the date of signing loan documents. Interest Rate: A fixed interest rate of eight percent (8%) on the outstanding principal balance of the Loan Amount. Commitment/ Origination Fee: A Commitment or Origination Fee of eight percent (8%) of the total Loan commitment shall be charged and payable upon the closing of the Loan, which Commitment or Origination Fee may be paid at Closing by sums from Loan. I FINANCIAL REPORTING & LOAN CONVENANTS Repayment Terms: Payment of interest of sums loaned shall be made on the last day of each calendar quarter, until Maturity, commencing 09/30/2022. Advancement of Loans: Subject to the approval of lender at its sole discretion, the loan may be advanced for the following matters: 1) Working Capital 2) Closing costs of Loan (including Commitment or Origination Fee if requested by VEIi) 3) Interest Carry on the Loan 4) As Lender may approve. Default Interest Rate: In the event of a default of any loan described hereunder the default interest rate shall be the lesser of a fixed rate eighteen percent (18.0%) simple annual interest or the fixed rate, maximum interest rate permitted by Texas law. Prepayment Penalty: No penalty for prepayment. Collateral: A blanket first lien on all assets of Borrower. Guarantor: to be negotiated • VEIi will provide reviewed year-end financial statements within one hundred twenty (120) days of fiscal year-end. • VEIi will provide internally prepared interim financial statements within thirty (30) days upon APB's request. • Borrower will always maintain a positive net worth as defined by the Generally Accepted Accounting Principles (GAAP). • Evidence of all State, Federal or other taxes being timely paid. • Borrower in good standing at all times in the state of incorporation and in any states, it does business. EVENTS OF DEFAULT REPRESENTATION AND WARRANTIES COUNTERPARTS CONFIDENTIALITY BINDING EFFECT Events of Default shall be APB 's customary events for this type and size facility, including failure to adhere to the repayment terms, filing of any liens against the assets of VEIi or any of its subsidiaries without the written consent of the Lender or unless permitted under Loan agreement, breach of any loan agreement, breach of representations or warranties in any loan documents or in any material presented to APB in enticing APB to make the Loan, default in any covenant performance, change in management and/or control not approved by disinterested directors of VEIi, a cessation of business for more than thirty (30) days, a final judgment that is not immediately stayed, appealed or resolved to the satisfaction of the Lender, bankruptcy, insolvency, reorganization, appointment of trustees or receivers, and any writs of attachment. Events of Default will be subject to a reasonable, to be negotiated and usual and customary cure period. Each Party hereby represents and warrants that they have on behalf of their respective companies, obtained the full legal rights, and capacities to enter into this Term Sheet and to perform their respective obligations and that the Parties are not in violation of any laws or any courts. (a) VEIi warrants that there is no litigation and no noticed or expected litigation, except as disclosed. (b) VEIi is solvent at the time of the Loan application. This Term Sheet and any amendments, if any, may be executed in several counterparts (including by facsimile), each of which shall be an original with the same effect as if the signatures thereto and hereto were part of the same instrument and shall become effective when one or more counterparts have been signed by each of the Parties and delivered (by telecopy or otherwise) to the other Parties. Save for any disclosure, filing or report made to any government agency, regulatory body or exchange, or disclosures made to accountants, advisors, legal counsel, partners, officers, directors, or consultants shall be on a needto- know basis and each Party shall keep strictly confidential the negotiations relating to this transaction, the existence of this transaction and the contents of this Term Sheet and shall not disclose the name to any other person without the prior written consent of the other Party. Parties agree and understand that VEIi is subject to reporting requirements of Securities Exchange Act of 1934 and will be required to: (1) publicly disclose the Parties negotiation and agreement to this Term Sheet and the Loan, (2) publicly disclose the terms and conditions of this Term Sheet and Loan agreements and (3) file this Term Sheet and all underlying Loan agreements as exhibits to a public filing with the Securities and Exchange Commission or "SEC." This Term Sheet shall be legally binding and shall also be legally enforceable in accordance with its terms in any court of competent jurisdiction. 3 LOAN DOCUMENTS DUE DILIGENCE AND COMPLETION SUPERSEDES PREVIOUS AGREEMENTS COSTS AND EXPENSES NOTICES Subject to the terms and conditions set forth herein, the Parties agree to enter into final loan documents to memorialize the terms of this Term Sheet. The Loan agreement and documents shall be prepared by APB in a form content acceptable to APB and consistent with the terms and conditions of this Term Sheet and usual and customary loan terms and conditions. The Loan is subject to completion of due diligence on VEIi, satisfactory to APB. VEIi shall render their full assistance and cooperation to APB in its due diligence evaluation. Completion shall take place and is estimated to be completed to within thirty (30) days from the date of signing of this Term Sheet. Further, this Loan is subject to both APB and VEIi having obtained approval from their respective Board of Directors and shareholders (if required for the transactions contemplated herein). This Term Sheet constitutes the entire understanding between APB and VEIi, and supersedes all prior or contemporaneous negotiations, commitments, agreements and writings with respect to the subject matter hereof, all such other negotiations, commitments, agreements and writings will have no further force or effect, and the Parties to any such other negotiation, commitment, agreement or writing will have no further rights or obligations thereunder. Terms and conditions not set forth in this Term Sheet or clarification of terms and conditions in this Term Sheet will be set forth in the Loan agreements to be negotiated by the Parties. The Borrower will be responsible for all costs of the Borrower in relation to the preparation of this Term Sheet and the final drafting of all loan documents, and any recording costs, which costs are capped at a to-benegotiated, reasonable sum. Any notice, communication or demand required be given, made or served under this Term Sheet shall be in writing in the English language and delivered by hand or sent by registered post or by electronic mail to the intended recipient thereof at the address or electronic mail address as set out below ( or as maybe notified by one Party to the other Party from time to time) and marked for the attention of the person (if any), from time to time designated by that Party to the other Party for the purpose of this Term Sheet: Lender: American Pacific Bancorp, Inc. 1400 Broadfield Blvd., Suite 100 Houston, Texas 77084 ATTN: Frank D. Heuszel, CEO Borrower: Value Exchange International, Inc. Unit 602, Block B, 6 Floor, Shatin Industrial Centre 5-7 Yuen Shun Circuit, Shatin, N.T., Hong Kong SAR - ATTN: Kenneth Tan, CEO 4 NO ASSIGNMENT GOVERNING LAW AND DISPUTE RESOLUTION Any communication under this Term Sheet shall be deemed to have been received by a Party (if sent by electronic mail) on the day of dispatch or ( in any other case) when left at the address stated in this Term Sheet (or such; other address as notified by that Party) or within three (3) business days after being sent by registered pose addressed to that Party at such addres: No Party may assign or transfer all or part of its obligations under this Term Sheet without the prior written consent of the other Party. This Term Sheet is governed by and is to be interpreted and enforced in accordance with, the internal laws of the State of Texas applicable to contracts entered into and performed entirely within the State of Texas, without giving effect to any choice of law or conflict of laws rules or provisions (whether of the State of Texas or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Texas. [ The rest of this page is intentionally left blank - Signature page immediately follows this page] Parties hereby acknowledged and agreed to the above terms and conditions: Dated: June Z:1, 2022 PageE;·